EXHIBIT 10.34
Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
FIRST AMENDED AND RESTATED BUSINESS COLLABORATION AGREEMENT
     This First Amended and Restated Business Collaboration Agreement (“Agreement”) is entered into as of November 2, 2006 (“Effective Date”) between Novell, Inc., a Delaware corporation with principal offices at 404 Wyman Street, Waltham, Massachusetts 02451 (“Novell”) and Microsoft Corporation, a Washington corporation with principal offices at One Microsoft Way, Redmond, WA 98052-6399 (“Microsoft”).
Recitals
The parties desire, pursuant to the terms and conditions set forth in the Agreement below, to collaborate on the commercialization of certain of their respective current and future technologies by, among other things:
• marketing a combination of Microsoft and Novell virtualization offerings that allow SLES to run as a guest operating system on Windows, and Windows to run as a guest operating system on SLES, and certain other agreed-upon activities between the parties;
• enabling distribution by Microsoft of Novell support and update service subscriptions for SLES; and
• coordinating the provision of customer support for each party’s virtualization technology components between Microsoft’s and Novell’s respective customer support organizations.
Accordingly and in consideration of the mutual covenants and conditions stated below, Microsoft and Novell agree as follows:
Agreement
1.	Definitions
1.1	“Combined Offering” means a combination of one of each of the software and software support components identified in (a) through (d) below, for joint customers that wish to run SLES as a guest operating system on Microsoft Windows Server (and/or Microsoft Virtual Server or Viridian):
(a)	Microsoft Windows Server, Microsoft Virtual Server and/or Viridian;

(b)	Either one of the (i) Microsoft VM Linux Additions, Microsoft VM I/O Components or Microsoft VM Shim, or one of the (ii) Modified Additions, Modified I/O Components or Modified Shim;

(c)	SLES; and

(d)	a SLES Subscription;
or such other combination of Microsoft and Novell virtualization software and related software service components on which the parties mutually agree in writing.
1.2	“Combined Offering Components” mean any one of the software or software support components comprising a Combined Offering.

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1.3	“Combined Offering Software Components” mean the software components of a Combined Offering.

1.4	“Longhorn Server” means the next major release of Microsoft’s Windows server operating system following Windows Server 2003 R2, and any Upgrades thereto that Microsoft may commercially release during the Term.

1.5	“Microsoft Components” mean Microsoft Windows Server, Microsoft Virtual Server, Viridian, Microsoft VM Linux Additions, Microsoft VM I/O Components, Microsoft VM Shim and any other Combined Offering Components owned by Microsoft.

1.6	Microsoft VM I/O Components” mean (a) an implementation of the VMBus protocol needed to communicate between the Viridian disk/networking virtualization service providers (“VSPs”) and the Linux disk/networking virtualization service clients (“VSCs”), (b) a Linux block storage driver that communicates with the Viridian disk VSP using the VMBus protocol, and (c) a Linux Ethernet driver that communicates with the Viridian net VSP using the VMBus protocol, each of the foregoing (a)-(c) as may be commercially released by Microsoft during the Term, and including any Upgrades thereto that Microsoft may commercially release during the Term.

1.7	“Microsoft VM Linux Additions” mean the software components distributed as of the Effective Date by Microsoft as the “Microsoft Virtual Machine Additions for Linux,” offering Linux guest support for Microsoft Virtual Server 2005 R2, and any Upgrades thereto that Microsoft may commercially release during the Term.

1.8	“Microsoft VM Shim” means a software adapter shim that enables a Xen-enabled Linux guest operating system to run on the Viridian hypervisor, as may be commercially released by Microsoft during the Term, together with any Upgrades thereto that Microsoft may commercially release during the Term.

1.9	“Microsoft Virtual Server” means Microsoft Virtual Server 2005, Microsoft Virtual Server 2005 R2 Enterprise Edition and any Upgrade thereto that Microsoft may commercially release during the Term.

1.10	“Microsoft Windows Server” means Microsoft Windows Server 2003 R2 Enterprise Edition and any Upgrades thereto that Microsoft may commercially release during the Term.

1.11	“Modified Additions” mean (a) derivative works of the Microsoft VM Linux Additions that are made by or on behalf of Novell pursuant to the Technical Collaboration Agreement (as defined in Section 2.2 below), and (b) any Upgrades thereto that Novell may commercially release during the Term.

1.12	“Modified I/O Components” mean (a) derivative works of the Microsoft VM I/O Components that are made by or on behalf of Novell pursuant to the Technical Collaboration Agreement (as defined in Section 2.2 below), and (b) any Upgrades thereto that Novell may commercially release during the Term.

1.13	“Modified Shim” means (a) derivative works of the Microsoft VM Shim that are made by or on behalf of Novell pursuant to the Technical Collaboration Agreement (as defined in Section 2.2 below), and (b) any Upgrades thereto that Novell may commercially release during the Term.

1.14	“Shared Customer” means an end user that acquires a Combined Offering.

1.15	“SLES” means SUSE Linux Enterprise Server version 10 and any Upgrades thereto that Novell may commercially release during the Term.

1.16	“SLES Priority Subscription” means a subscription for Shared Customers or other SLES licensees to receive the same support as that provided, as of the Effective Date, under (a) Novell’s standard “SUSE Linux Enterprise Server Priority Support” program, and (b) the “Novell Linux Upgrade Protection” program, where (a) and (b) include any successor of either program that is made generally available by Novell (directly or indirectly) during the Term. The duration of the subscription may be for one year, three years, or such other multi-year support and/or maintenance period that Novell makes commercially available to SLES licensees during the Term.

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1.17	“SLES Standard Subscription” means a subscription for Shared Customers or other SLES licensees to receive the same support as that provided, as of the Effective Date, under (a) Novell’s standard “SUSE Linux Enterprise Server Standard Support” program, and (b) the “Novell Linux Upgrade Protection” program, where (a) and (b) include any successor of either program that is made generally available by Novell (directly or indirectly) during the Term. The duration of the subscription may be for one year, three years, or such other multi-year support and/or maintenance period that Novell makes commercially available to SLES licensees during the Term.

1.18	“SLES Subscription” means either a SLES Priority Subscription or a SLES Standard Subscription.

1.19	“Subscription Certificate” means a tangible or electronic item that Novell provides to Microsoft for each Prepaid Subscription Right (as defined in Section 4.1 below) purchased by Microsoft under Section 4 below, which item represents the right to receive the benefits of a SLES Subscription at no cost to the recipient (other than reasonable media and shipping costs) and includes whatever information is necessary for the recipient of the Prepaid Subscription Right to activate its SLES Subscription, such as relevant instructions and security keys.

1.20	“Term” has the meaning given in Section 11.1.

1.21	“Upgrades” mean any corrections, improvements, bug fixes, revisions, enhancements, localizations, updates, upgrades or other modifications made commercially available by either party.

1.22	“Viridian” means the first version (i.e., “V1”) hypervisor and related virtualization software being developed by Microsoft for release as part of Longhorn Server, including any Upgrades thereto that Microsoft may commercially release during the Term.

1.23	“Year” means a one-year period commencing on the Effective Date or an anniversary thereof and ending no later than the end of the Term.
2.	Related Agreements.
2.1	Patent Cooperation Agreement. On or around the Effective Date of this Agreement, the parties have entered into a Patent Cooperation Agreement (“Patent Cooperation Agreement”), where the parties have agreed to certain patent covenants. The parties acknowledge that such Patent Cooperation Agreement is a pre-requisite for the business collaboration contemplated in this Agreement. In the event of a conflict between the terms of this Agreement and the Patent Cooperation Agreement, the terms of the Patent Cooperation Agreement shall control, but solely to the extent of the inconsistency.

2.2	Technical Collaboration Agreement. On or around the Effective Date of this Agreement, the parties also have entered into a Technical Collaboration Agreement (“Technical Collaboration Agreement”) under which, among other things, the parties agree to collaborate on certain virtualization, management and other related interoperability initiatives. The Technical Collaboration Agreement is a pre-requisite for the business collaboration contemplated in this Agreement. In the event of a conflict between the terms of this Agreement and the Technical Collaboration Agreement, the terms of the Technical Collaboration Agreement shall control, but solely to the extent of the inconsistency.
3.	Marketing & Training
3.1	Marketing Plan.
(a)	General. Within *** following the Effective Date the parties agree to jointly create a mutually agreed-upon written plan designed to address all marketing of the parties’ activities related to the Patent Cooperation Agreement, Technical Collaboration Agreement, and this Agreement (the “Agreements"), reflecting the themes that the parties will advance in the publicity initiatives described in Sections 8.3(a) and (b) below (the “Marketing Plan"). The Marketing Plan will specify the *** to implement the Marketing Plan (“Marketing Funds"). *** that the *** may be

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*** in the *** . *** to each *** in such *** may be *** by the *** in the *** Marketing Plan. The Marketing Plan also may be *** during the Term *** .

(b)	Marketing Funds. Over the Term, Microsoft agrees to allocate and spend Sixty Million Dollars (US$60,000,000) to develop and implement the Marketing Plan based on activities mutually agreed upon by the parties (“Microsoft Marketing Commitment”). Novell may publicly announce the existence and purposes of these Marketing Funds, subject to Microsoft’s reasonable approval of the form and contents of such announcement. All (i) Marketing Funds contributed by Microsoft, (ii) Microsoft’s out-of-pocket costs and in-kind contributions associated with implementation of the Marketing Plan, and (iii) fully burdened salary and benefits for marketing personnel hired by Microsoft to implement the Marketing Plan, pursuant to and as limited in Section 3.1(c) below, will count toward the Microsoft Marketing Commitment, including all expenditures *** . Microsoft agrees that Novell shall have authority to allocate *** of this Microsoft Marketing Commitment for marketing endeavors consistent with the general focus of the parties’ activities under the Agreements, which marketing endeavors will be identified in a specific section of the Marketing Plan (“Novell Marketing Projects”). In no event, however, will Novell use any Microsoft trademarks for Novell Marketing Projects without Microsoft’s prior written approval. Except as may be provided for in any Novell Marketing Project, all uses of the Marketing Funds to market virtualization technology will focus on virtualization scenarios involving SLES as a guest on Windows (including migration from non-Novell Linux to SLES for such virtualization scenarios, with a focus toward unpaid Linux).

(c)	Marketing Expertise. Within *** following the Effective Date, Microsoft will assemble a team of personnel who will be primarily dedicated to implementing Microsoft’s obligations under the Marketing Plan. Over the Term, all of Microsoft’s costs (including internal and out-of-pocket) associated with this Section 3.1(c), up to a cap of *** , will count toward the Microsoft Marketing Commitment (but will not count toward that portion of the Microsoft Marketing Commitment allocated to the Novell Marketing Projects).

(d)	Microsoft Endorsement of SLES. The Marketing Plan will specify the following commitments of Microsoft to endorse SLES:

(i) During the *** of the Term, Microsoft will *** to its *** as the *** on Microsoft *** , and thereafter as *** of the *** ;

(ii) Microsoft will *** to its *** as a *** and will *** , including through the *** ; and

(iii) Microsoft will favorably describe the Combined Offering on Microsoft’s website and in marketing collateral created through the Marketing Plan.

(e)	Novell Endorsement of Windows. The Marketing Plan will specify the following commitments of Novell to endorse Windows Server, Virtual Server and Viridian:

(i) Novell will *** to its *** and will ***; and

(ii) Novell will favorably describe the Combined Offering on Novell’s website and in marketing collateral created through the Marketing Plan.

(f)	Upgrades. The parties acknowledge and agree that, as the parties issue Upgrades to the Combined Offering Software Components during the Term, they will incorporate such Upgrades into the Marketing Plan activities in a mutually agreed upon manner, provided that if a given Upgrade embodies material functional or feature modifications inconsistent with the overall goals of this Agreement, the parties will assess and come to a mutual decision regarding how and whether to market such Upgrades under this Agreement.
3.2	Sales Force & Training Plans.

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(a)	Sales Force. Over the Term, Microsoft will allocate and spend Thirty-Four Million U.S. Dollars (US$34,000,000) (“Sales Fund”) to fund and maintain a sales force that will dedicate the majority of their time toward the promotion and sale of the Combined Offering and/or the Subscription Certificates. In conjunction with the foregoing, within a commercially reasonable period of time following the Effective Date, and thereafter during the Term, Microsoft will assemble and maintain such sales force. Microsoft anticipates that it will deploy at least *** full time personnel, with reasonable accommodation for personnel build-up and attrition, to accomplish the purpose contemplated herein. Novell may publicly announce the existence and anticipated work of these resources. Microsoft will use commercially reasonable efforts to allocate geographic responsibility among such sales resources in a manner that provides coverage for each of Novell’s 15 global sales areas (with greater emphasis for Novell’s Northeast, West, Midwest, UK and Germany regions). In addition, such sales resources will be compensated in substantially the same manner as other similarly situated Microsoft sales personnel; provided, however, that Microsoft will define specific incentive metrics for such personnel that are measured based on distribution of the Combined Offering and/or Subscription Certificates.

(b)	Training Plans. Within *** following the Effective Date, the parties agree to jointly create, by written agreement, a plan for training their respective sales forces on the customer value associated with the Combined Offering (the “Training Plan”).

(c)	Microsoft Channel Partners. Within *** following the Effective Date, the parties agree to jointly create, by written agreement, a plan for educating Microsoft’s Direct Marketing Resellers and Large Account Resellers on the customer value associated with the Combined Offering (the “Reseller Plan”).

(d)	Marketing Plan and Marketing Funds. The Training Plan and Reseller Plan are considered components of the Marketing Plan. Each party may expend Marketing Funds on implementation of the Training Plan and Reseller Plan, but only Microsoft’s expenditures (including any credits granted to Novell or reimbursement of Novell costs or expenses pursuant to the Marketing Plan) shall count toward the Microsoft Marketing Commitment.
3.3	Distribution of the Combined Offering Components. In no event will either party pre-assemble for distribution SLES with any of Microsoft Windows Server, Microsoft Virtual Server or Viridian or otherwise distribute SLES with any of Microsoft Windows Server, Microsoft Virtual Server or Viridian. Rather, the parties agree that (a) Shared Customers will separately license Microsoft Windows Server, Microsoft Virtual Server and Viridian from Microsoft and/or its channel partners, and SLES from Novell or its licensees/sublicensees, and (b) the Shared Customers (or their authorized designees) will be responsible for deployment and installation SLES and Microsoft Windows Server, Microsoft Virtual Server or Viridian. Microsoft will use commercially reasonable efforts to introduce Novell to a Microsoft large account reseller or other Microsoft channel partners from which Novell customers may license Windows Server.
4.	SLES Subscriptions
4.1	Prepaid Subscription Rights. During the Term, Novell will sell to Microsoft for distribution to prospective Shared Customers and other SLES licensees, the right to enroll in SLES Subscriptions (“Prepaid Subscription Rights”). Microsoft’s purchase price for the right to enroll in a single SLES Subscription shall equal *** Novell’s published list price for each of the relevant SLES Subscription components.

4.2	Minimum Commitments/Activation Periods.
(a)	Microsoft will purchase from Novell US$240,000,000 of Prepaid Subscription Rights (the “Total Minimum Commitment”). Microsoft may *** (or such *** which the parties may otherwise agree) *** with a *** . Microsoft will pay Novell the Total Minimum Commitment within sixty (60) days following the Effective Date. Novell will *** of the *** , and will *** Microsoft.

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Microsoft may also *** through the *** in which case an *** will be *** from the *** for the *** in the Term (*** .

(b)	All Subscription Certificates will *** which the *** in the *** *** on the *** to Microsoft and *** (“Activation Period”).

(c)	Microsoft agrees *** Novell’s *** Microsoft is *** use the *** of the *** .
4.3	Distribution of Prepaid Subscription Rights.
(a)	Authorization to Distribute. Novell authorizes Microsoft to use or distribute (directly or indirectly) the Prepaid Subscription Rights, including through Microsoft’s direct sales force, or such other distribution mechanism as Microsoft in its sole discretion may implement.

(b)	Pricing. Novell acknowledges and agrees that Microsoft may exercise its sole discretion in determining how and whether to use and/or distribute the Prepaid Subscription Rights to best implement Microsoft’s internal business strategies for driving incremental revenue growth and otherwise furthering Microsoft’s business interests. Accordingly, Microsoft, in its sole discretion, will establish the price it will charge Shared Customers and other SLES licensees for such Prepaid Subscription Rights. Novell acknowledges that it is not entitled to share in any revenue (if any) generated by Microsoft from the distribution of the Prepaid Subscription Rights.

(c)	Novell Obligation to Execute and Fulfill Subscription. Novell further agrees that, for each Prepaid Subscription Right that Microsoft uses or distributes and that is activated within the applicable Activation Period, Novell will promptly enter into a corresponding SLES Subscription with the Shared Customer or other SLES licensee that is the recipient of such Prepaid Subscription Right, without any charge whatsoever to such recipient (except for reasonable media and shipping costs). Novell will be directly responsible to the Shared Customer or other SLES licensee for fulfilling the terms of the SLES Subscription.

(d)	Implementation Plan. Within *** following the Effective Date, the parties agree to jointly create, by written agreement, a plan that describes (i) the content of the Subscription Certificates, (ii) the process by which Novell will issue the Subscription Certificates to Microsoft, (iii) the process by which Microsoft can exchange Subscription Certificates in inventory relating to SLES Priority Subscriptions for SLES Standard Subscriptions, and vice versa, based on market demand; and (iv) the process by which the recipient of a Subscription Certificate may notify Novell that it seeks to activate the Prepaid Subscription Right, and by which Novell will execute the appropriate SLES Subscription with recipients who activate the Prepaid Subscription Rights, enroll them in support, and enable them to receive SLES updates pursuant to their SLES Subscription. Within ninety (90) days following the Effective Date, the parties agree to jointly create, by written agreement, a plan that describes the manner in which the parties will provide instructions for installing the Combined Offering to Shared Customers.
4.4	Exclusivity. During the first three years of the Term, Microsoft will not enter into an agreement with any other third party Linux distributor to encourage adoption of non-Novell Linux/Windows virtualization solutions through a program substantially similar to the Subscription Certificate distribution program described in this Section 4.
5.	Customer Support Collaboration.
The parties acknowledge that, as between the two parties, each is responsible for providing customer support, if any, for software that each licenses to customers for use in virtualized environments, including their respective Combined Offering Software Components. To improve the experience of mutual customers operating in virtualized environments (i.e., running SLES as a guest operating system on Microsoft Windows Server, Microsoft Virtual Server, or Viridian, and/or running Microsoft Windows Server as a guest operating system on SLES), the parties agree to implement the steps described in Exhibit B for collaborating on the provision of support for such customers.

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6.	Ownership/Non-Exclusivity.
6.1	Ownership. The parties agree that no license rights are granted in this Agreement. Each party and its suppliers own all right, title and interest to their respective Combined Offering Software Components. Neither party has the authority to make any warranty or representation on behalf of the other party, provided that nothing herein limits Novell’s obligation to fulfill SLES Subscriptions for Shared Customers or other SLES licensees that activate Prepaid Subscription Rights pursuant to Section 4 above.

6.2	Non-Exclusivity; Freedom of Action. Except with respect to the exclusive commitments expressly set forth in Sections *** and 4.4 above, and subject to the parties’ confidentiality obligations in Section 8 below, the parties’ collaboration obligations under this Agreement are non-exclusive. Accordingly, other than as set forth in Sections *** and 4.4, and subject to Section 8.1, neither party is precluded by this Agreement from deploying, offering, promoting or developing, whether alone or in collaboration with others, any software, services, platforms or products that compete with the other party’s software, services, platforms or products.
7.	Administration and Oversight
7.1	Relationship Coordinators. Within *** of the Effective Date, each party will appoint one person to manage the parties’ overall relationship under this Agreement (each a “Relationship Coordinator”) and will provide contact information for such Relationship Coordinator to the other party. Each party’s Relationship Coordinator will be responsible for setting up periodic meetings between the parties to track overall progress under the Agreement, coordinating the parties’ activities under this Agreement with those under the Technical Collaboration Agreement and other agreements between the parties, and serving as a preliminary point of contact for resolving issues that may arise under the Agreement. Each Relationship Coordinator will be responsible for establishing the joint review committee for escalation of material disputes called for under Section 12.2 below. The parties may replace their Relationship Coordinator by providing written notice of such replacement to the other party, such notice to include contact information for the new Relationship Coordinator.

7.2	Project Coordinators. Within *** of the Effective Date, each party will appoint one person to manage that parties’ day-to-day obligations as contemplated by this Agreement for that party (each a “Project Coordinator”) and will provide the contact information for such Project Coordinator to the other party. Each Party will have the right to replace its Project Coordinator by providing written notice of such replacement to the other party, such notice to include the contact information for the new Project Coordinator. The Project Coordinators will meet in person or by telephone conference, as needed, not less than once each quarter during the Term, to discuss the status of the parties’ activities under this Agreement.
8.	Confidentiality/Publicity.
8.1	Confidentiality. The parties agree that all disclosures under this Agreement shall be governed by the Non-Disclosure Agreement entered into by and between the parties effective on April 1, 2004, as amended on May 12, 2004 (“NDA”). Except as otherwise provided herein or otherwise agreed between the parties, *** in this Agreement, *** by the parties, *** .

8.2	*** . The parties agree that the agreement terms *** are *** would be *** In addition to the parties’ general *** of this Agreement *** , the parties agree to take *** the *** The parties agree that *** will make a *** of the *** in connection with any *** of this Agreement as an *** with the *** . The request *** in a *** with the *** . The request will *** . Any *** shall be *** to and *** Notwithstanding the foregoing, nothing in this provision shall prohibit *** of the *** *** .

8.3	Publicity.
(a)	Initial Press Release and Press Conference. Within the earlier of *** of signing of this Agreement or, to the *** or other *** to such *** , the parties agree to *** this Agreement, the

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Patent Cooperation Agreement and the Technical Collaboration Agreement with *** Accordingly, the parties agree that *** will be *** , and *** will include *** .

(b)	Related Announcement Activities. In conjunction with the parties’ announcement pursuant to Section 8.3(a) above, Novell and Microsoft agree to the *** .

(c)	Whitepapers. Novell and Microsoft will jointly author business and technical whitepapers on the Combined Offering and maintain these papers as the technology and products are revised.
9.	Indemnification/Infringement Claims
9.1	Indemnification by Novell. Novell agrees to indemnify, defend and hold harmless Microsoft and its successors, officers, directors and employees against any and all actions, causes of action, claims, demands, costs, liabilities, expenses (including reasonable attorneys fees and costs) and damages arising from (a) any claims that Novell has *** for any *** by Novell, (b) any claims that Novell has *** , and/or (c) any claims brought by a third party that *** by Novell, the *** (subject to Microsoft’s indemnification obligations under Section 9.2 below with respect to the *** Novell *** by Microsoft). Microsoft will promptly notify Novell in writing of the claim, allow Novell to control, and cooperate with Novell in, the defense and any related settlement negotiations. Microsoft may participate in the proceedings through counsel of its own choosing at its option and expense. Notwithstanding the above, Novell’s financial responsibility will be reduced by *** .

9.2	Indemnification by Microsoft. Microsoft agrees to indemnify, defend and hold harmless Novell and its successors, officers, directors and employees against any and all actions, causes of action, claims, demands, costs, liabilities, expenses (including reasonable attorneys fees and costs) and damages arising from (a) any claims that Microsoft has *** and/or (b) any claims brought by a third party that a *** . Novell will promptly notify Microsoft in writing of the claim, allow Microsoft to control, and cooperate with Microsoft in, the defense and any related settlement negotiations. Novell may participate in the proceedings through counsel of its own choosing at its option and expense.

9.3	*** Without limiting *** result of a *** under the *** then *** will at its *** that it *** do so on *** to make it *** it with a *** to make it ***
10.	Exclusions, Limitations of Liability
10.1	LIMITATION OF DAMAGES. SUBJECT TO SECTION 10.4 BELOW, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INDIRECT DAMAGES WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, SUCH DAMAGES FOR LOSS OF REVENUE, PROFIT OR USE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.2	LIMITATION OF LIABILITY. SUBJECT TO SECTION 10.4 BELOW AND EXCEPT WITH REGARD TO *** ABOVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE MAXIMUM AGGREGATE LIABILITY OF EACH PARTY TO THE OTHER PARTY FOR ANY *** UNDER THIS AGREEMENT WILL NOT EXCEED *** .

10.3	Application. The limitations on and exclusions of liability for damages in this Agreement apply regardless of the form of action, regardless of whether any remedy has failed its essential purpose, and regardless of whether the liability is based on breach of contract, tort (including negligence), strict liability, breach of warranty, or any other legal theory.

10.4	Exceptions. The limitations of liability and exclusions of damages in this Section 10 will not apply to (i) a breach of the confidentiality obligations set forth in Section 8, the parties’ indemnification obligations

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under Sections 9.1 and 9.2, or any claims by a party of intellectual property infringement or misappropriation.
11.	Term and Termination
11.1	Term. The term of this Agreement will commence on the Effective Date and continue through January 1, 2012, unless (a) extended by mutual written agreement for up to 2.5 additional years (provided that the parties acknowledge and agree that in no event shall such term extension increase amounts to be paid or costs required to be incurred under this Agreement), or (b) terminated earlier under Section 11.2 (“Term”).

11.2	Termination.
(a)	This Agreement will *** upon *** .

(b)	In addition, *** may terminate this Agreement if *** of this Agreement *** following expiration of the *** as described in Section *** , provided that the *** , that if the *** will terminate.

(c)	*** may terminate this Agreement *** with the *** due to *** under a *** that would *** in the *** of this Agreement *** .

(d)	Notwithstanding any other provision of this Agreement, *** may terminate this *** of the *** by the *** if such *** to the *** of the *** .
11.3	Effect of Expiration or Termination. The following Sections shall survive the expiration or termination of this Agreement: Section *** (with respect to any *** Section *** and in effect following expiration or termination, as well as *** issued prior to expiration or termination whose *** ), ***. The expiration or termination of this Agreement will be without prejudice to any right or remedy of either party arising out of any breach hereof.
12.	Miscellaneous
12.1	Payments. All payments hereunder shall be pursuant to and governed by Exhibit E.

12.2	*** In the event that *** to this Agreement *** consisting of a *** will engage *** for a period of *** after *** of the *** is provided by *** to the *** If the *** then at the *** of the *** , the *** to try and *** Before the end of ***

12.3	Entire Agreement, Construction and Waiver. This Agreement, including the Exhibits, together with the NDA constitute the entire agreement between the parties with respect to its subject matter. It supersedes all prior and contemporaneous related negotiations or agreements, whether written or oral regarding such subject matter. This Agreement may be modified only by a written agreement signed by both parties. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that provision. This Agreement will be deemed to have been jointly drafted and will not be construed for or against any party based on any rule of construction concerning who prepared this Agreement or otherwise.

12.4	Invalid Clauses. If any term of this Agreement, other than Sections *** , is found by a court of competent jurisdiction to be in whole or in part unenforceable, then the remainder of this Agreement will continue in effect so long as the Agreement still expresses the intent of the parties. If the intent of the parties cannot be preserved, or if any Section specifically identified in the preceding sentence, in whole or in part, is found to be unenforceable, this Agreement will terminate unless the parties mutually agree in writing to the contrary.

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12.5	Force Majeure. Neither party shall be liable in damages or have the right to terminate this Agreement for any delay or default in performing hereunder if such delay or default is caused by conditions beyond its control including, but not limited to Acts of God, Government restrictions, wars, insurrections and/or any other cause beyond the reasonable control of the party whose performance is affected.

12.6	Notices. Any notices given under this Agreement will be delivered either by messenger or overnight delivery service, or sent by facsimile/email with a confirmation sent via certified or registered mail, postage prepaid and return receipt requested, addressed as indicated below. Notice will be deemed to have been given on the day received.

If to Novell:	If to Microsoft:
Novell, Inc.	Microsoft Corporation
404 Wyman Street	One Microsoft Way
Waltham, Massachusetts 02451	Redmond, WA 98052-6399
Attn: General Counsel	Attn: Director of IP Licensing
Facsimile: 781-464-8062	Facsimile No.: 425-936-7329
Email:	Email:
12.7	Jurisdiction; Governing Law. The validity, construction, and performance of this Agreement will be governed first in accordance with the federal laws of the United States to the extent that federal subject matter jurisdiction exists, and second in accordance with the laws of the State of New York, exclusive of its choice of law rules. With respect to all civil actions or other legal or equitable proceedings directly arising between the parties under this Agreement, the parties consent to exclusive jurisdiction and venue in the United States District Court for the Southern District of New York (the “Forum”). Each party irrevocably consents to personal jurisdiction and waives the defense of forum non conveniens in the Forum. Process may be served on either party in the manner authorized by applicable law or court rule.

12.8	Attorneys’ Fees. In any action, suit or proceeding to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, court costs and other expenses from the other party.

12.9	Assignment. Neither party shall assign this Agreement or any covenants, releases or other privileges received hereunder to any third party under action of law or otherwise, including in connection with the insolvency or bankruptcy of the party or a Subsidiary (as defined in the Patent Cooperation Agreement), except (a) with the written consent of the other party or (b) an assignment of the Agreement as a whole as part of a Change of Control or Spin Off (as defined under Sections 8.1 and 8.5, respectively, of the Patent Cooperation Agreement), provided that any assignment under this subsection (b) in the context of a Spin Off shall be conditioned upon agreement by the Recipient (as defined in Section 8.5 of the Patent Cooperation Agreement) to the following: (i) if, as a result of such assignment, the non-assigning party is unable to fulfill any obligations under this Agreement, such failure will not be deemed a breach under this Agreement, and (ii) if the assignment materially frustrates the purpose of any provision of this Agreement, then the party to whom the Agreement is assigned agrees to negotiate in good faith with the non-assigning party an appropriate amendment to such provision. Notwithstanding the foregoing, either party may subcontract with one of its Subsidiaries (as defined in the Patent Cooperation Agreement) to undertake obligations on behalf of such party under this Agreement, provided such party remains responsible for full compliance with the terms of this Agreement (this sentence does not apply, however, to any separate agreements that may be entered into between the parties’ subsidiaries). Any attempted assignment in derogation of either of the foregoing shall be void.

12.10	No Third party Beneficiaries; No Partnerships. This Agreement is solely for the benefit of, and will be enforceable by, the parties only. This Agreement is not intended to and will not confer any right or benefit on any third party. The parties hereunder are operating as independent entities, and nothing in this

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Microsoft Confidential	Page 10	5/24/2007

Agreement will be construed as creating a partnership, franchise, joint venture, employer-employee or agency relationship. Neither party has the authority to make any statements, representations or commitments of any kind on behalf of the other party.

12.11	Counterparts and Facsimile. This Agreement may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this Agreement to the other party as soon as practicable following execution thereof.

THIS AGREEMENT is entered into by the parties as of the Effective Date.

Novell, Inc.		Microsoft Corporation

By:	/s/ Joseph A. LaSala, Jr.	By:	/s/ Bradford L. Smith

Name: Joseph A. LaSala, Jr.		Name: Bradford L. Smith
Title: SVP, General Counsel		Title: General Counsel
Date Signed: 1/16/07		Date Signed: 1/16/07

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Microsoft Confidential	Page 11	5/24/2007

Exhibit A
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Microsoft Confidential	Page 12	5/24/2007

Exhibit B
Support Coordination Plan
Attached.

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Microsoft Confidential	Page 13	5/24/2007

Exhibit C
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Microsoft Confidential	Page 14	5/24/2007

Exhibit D
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Microsoft Confidential	Page 15	5/24/2007

Exhibit E
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